SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  March 19, 2001



GREENWICH CAPITAL ACCEPTANCE INC., (as depositor under the Pooling and Servicing Agreement, dated December 1, 2000, providing for the issuance of the Greenwich Capital Acceptance Corp. Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1).

                        GREENWICH CAPITAL ACCEPTANCE INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-34330-02                06-1199884
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, MD                                                    21044
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (203) 662-2700

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1 (the "Certificates"). The Certificates were issued, and this report and exhibit are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Agreement"), among Greenwwich Capital Acceptance Inc., as the depositor (the "Depositor"), Fifth Third Mortgage Company, as the seller (the "Seller"), Fifth Third Bank, as the servicer (the Servicer"), and The Chase Manhattan Bank as the trustee (the "Trustee").

     On March 19, 2001 distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on March 19, 2001, as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: March 22, 2001                 By:   /s/ Aranka R. Paul
                                           Aranka R. Paul
                                           Assistant Vice President

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on March 19, 2001

                                  Exhibit 99.1

              Monthly Certificateholder Statement on March 19, 2001



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
           Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 March 19, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------

           ORIGINAL            BEGINNING                                                                              ENDING
           FACE                PRINCIPAL                                                    REALIZED   DEFFERED       PRINCIPAL
CLASS      VALUE               BALANCE         PRINCIPAL       INTEREST          TOTAL      LOSSES     INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1      332,500,000.00    323,573,371.31  12,071,558.36     1,820,100.21   13,891,658.57       0.00       0.00    311,501,812.95
A2      221,000,000.00    221,000,000.00           0.00     1,197,083.33    1,197,083.33       0.00       0.00    221,000,000.00
AR              100.00              0.00           0.00             0.00            0.00       0.00       0.00              0.00
B1       11,653,000.00     11,653,000.00           0.00        67,628.87       67,628.87       0.00       0.00     11,653,000.00
B2        4,370,000.00      4,370,000.00           0.00        25,361.55       25,361.55       0.00       0.00      4,370,000.00
B3        4,370,000.00      4,370,000.00           0.00        25,361.55       25,361.55       0.00       0.00      4,370,000.00
B4        4,370,000.00      4,370,000.00           0.00        25,361.55       25,361.55       0.00       0.00      4,370,000.00
B5        2,039,000.00      2,039,000.00           0.00        11,833.46       11,833.46       0.00       0.00      2,039,000.00
B6        2,329,524.95      2,329,524.95           0.00        13,617.70       13,617.70       0.00       0.00      2,329,524.95
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  582,631,624.95    573,704,896.26  12,071,558.36     3,186,348.22   15,257,906.58       0.00       0.00    561,633,337.90
-----------------------------------------------------------------------------------------------------------------------------------
X       553,500,000.00    544,573,271.31           0.00       143,280.09      143,280.09       0.00       0.00    532,501,712.95
-----------------------------------------------------------------------------------------------------------------------------------




             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                     BEGINNING                                                           ENDING                         PASS-THRU
CLASS   CUSIP        PRINCIPAL         PRINCIPAL     INTEREST            TOTAL           PRINCIPAL      CLASS           RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1    316789ae6        973.15299642     36.30543868   5.47398559      41.77942427        936.84755774    A1            6.750000 %
A2    316789af3      1,000.00000000      0.00000000   5.41666665       5.41666665      1,000.00000000    A2            6.500000 %
AR    316789ah9          0.00000000      0.00000000   0.00000000       0.00000000          0.00000000    AR            0.000000 %
B1    316789aa3      1,000.00000000      0.00000000   5.80355874       5.80355874      1,000.00000000    B1            6.964271 %
B2    316789ab1      1,000.00000000      0.00000000   5.80355835       5.80355835      1,000.00000000    B2            6.964271 %
B3    316789ac9      1,000.00000000      0.00000000   5.80355835       5.80355835      1,000.00000000    B3            6.964271 %
B4    316789ad7      1,000.00000000      0.00000000   5.80355835       5.80355835      1,000.00000000    B4            6.964271 %
B5    316789ae5      1,000.00000000      0.00000000   5.80356057       5.80356057      1,000.00000000    B5            6.964271 %
B6    316789af2      1,000.00000000      0.00000000   5.84569828       5.84569828      1,000.00000000    B6            6.964271 %
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                 984.67860599     20.71902355   5.46888992      26.18791347        963.95958243
-----------------------------------------------------------------------------------------------------------------------------------
X     316789ag1        983.87221556      0.00000000   0.25886195       0.25886195        962.06271536    X             0.315726 %
-----------------------------------------------------------------------------------------------------------------------------------




If there are any questions or problems with this statement, please contact the Administrator listed below:

                                ARANKA PAUL
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                                TEL:  212/946-3236
                            EMAIL: ARANKA.PAUL@CHASE.COM

              Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   March 19, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 6.02(a)(iii)       Aggregate Amount of Principal Prepayments                              11,457,207.09
                        Aggregate Amount of Repurchase Proceeds                                         0.00

Sec. 6.02(a)(iv)        Aggregate Servicer Advances                                                     0.00

Sec. 6.02(a)(v)         Number of Outstanding Mortgage Loans                                           1,512
                        Ending Principal Balance of Outstanding Mortgage Loans                561,633,337.90

Sec. 6.02(a)(vi)        Aggregate Amount of Servicing Fees                                        119,521.85

Sec. 6.02(a)(vii)       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                        ----------------------------------------------------------------------
                                                   GROUP 1
                        ----------------------------------------------------------------------
                        Category         Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month          10                4,235,457.53            0.75 %
                        2 Month           2                1,035,690.56            0.18 %
                        3 Month           0                        0.00            0.00 %
                         Total           12                5,271,148.09            0.93 %
                        ----------------------------------------------------------------------


                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                             ---------------------------------------------------------------
                                                   GROUP 1
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                   0                       0.00                  0.00 %
                             ---------------------------------------------------------------


Sec. 6.02(a)(viii)      Aggregate Number of REO Loans                                                      0
                        Aggregate Balance of REO Loans                                                  0.00

Sec. 6.02(a)(ix)        Aggregate Recovered Advances for Current Period                                 0.00

Sec. 6.02(a)(x)         Credit Support Information Based Upon Beginning Balances
                        Class A Percentage                                                         100.00000%
                        Class B Percentage                                                           0.00000%
                        Class A Principal Balance                                             544,573,371.31
                        Class B Principal Balance                                              29,131,524.95
                        Class A Percentage                                                         100.00000%
                        Class A Prepayment Percentage                                              100.00000%
                        B1 Credit Support                                                               3.05%
                        B2 Credit Support                                                               2.28%
                        B3 Credit Support                                                               1.52%
                        B4 Credit Support                                                               0.76%
                        B5 Credit Support                                                               0.41%

Sec. 6.02(a)(xi)        Current Realized Losses                                                         0.00
                        Cumulative Realized Losses                                                      0.00

Sec. 6.02(a)(xiv)       Compensating Interest Shortfall                                                 0.00



                                                                (c) copyright 2000, Chase Manhattan Corporation


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